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                                                                    EXHIBIT 23.1

                                    CONSENT
                                    -------

        We hereby consent to use in this Registration Statement on Form SB-2 of Eufaula BancCorp, Inc., of our opinion dated February 4, 1998, accompanying the financial statements and appearing in the prospectus which is a part of the Registration Statement and to the reference to us in the prospectus under the heading "Experts."

        March 20, 1998


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                                                Maudlin & Jenkins